Virtus Insight Government Money Market Fund,

Virtus Insight Money Market Fund and

Virtus Insight Tax-Exempt Money Market Fund,

each a series of Phoenix Insight Funds Trust

Supplement dated October 14, 2008 to the

Class A, C and I Shares Prospectus dated May 1, 2008,

as supplemented May 19, 2008, July 2, 2008, August 6, 2008

and September 12, 2008, and as revised October 1, 2008

Supplement dated October 14, 2008 to the

Money Market Funds—Class A Shares Prospectus dated May 1, 2008,

as supplemented September 12, 2008, and as revised October 1, 2008

Supplement October 14, 2008 to the

Insight Money Market Fund—Exchange Shares Prospectus dated May 1, 2008,

as supplemented September 12, 2008, and as revised October 1, 2008

Virtus Money Market Fund,

a series of Phoenix Opportunities Trust

Supplement October 14, 2008 to the

Fixed Income Funds Prospectus dated January 31, 2008,

as supplemented March 3, 2008, May 29, 2008, May 30, 2008, August 6, 2008 and

September 12, 2008, and as revised October 1, 2008

IMPORTANT NOTICE TO INVESTORS

Each Virtus money market fund (each, a “Fund”) has filed a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). A Fund’s participation in the Program is not certain until the Guarantee Agreement is reviewed and accepted by the Treasury, which is expected to take up to 14 days.

Under the Program, the Treasury will guarantee the share price of shares of the Fund held by shareholders as of September 19, 2008 at $1.00 per share if the Fund’s net asset value per share falls below $0.995 (a “Guarantee Event”) and the Fund liquidates. Recovery under the Program is subject to certain conditions and limitations, including the following:

•

For shareholders of a Fund, the Program provides a guarantee for the lesser of (a) the number of Fund shares owned by the shareholder at the close of business on September 19, 2008, or (b) the number of Fund shares owned by the shareholder on the date of a Guarantee Event.

•

The total amount of coverage available for all participants in the Program is limited to the amount of funds available under the Federal Exchange Stabilization Fund at the time of a Guarantee Event (currently approximately $50 billion).

•	In order to recover, a Guarantee Event must occur during the term of the Program.

Fund shares acquired by investors after September 19, 2008 that increase the number of Fund shares the investor held at the close of business on September 19, 2008 are not eligible for protection under the Program. In addition, Fund shares acquired by investors who did not hold Fund shares at the close of business on September 19, 2008 are not eligible for protection under the Program.

The Program will be in effect for a three month term expiring on December 18, 2008, after which the Secretary of the Treasury will review the need for, and terms of, the Program. Participation in the initial three months of the Program requires a payment to the Treasury in the amount of .01% to .015% of the Fund’s net asset value as of September 19, 2008. This expense will be borne by the Funds without regard to any expense limitation currently in effect for any Fund. The Secretary may extend the Program through the close of business on September 18, 2009. If the Program is extended, each Fund will consider whether to continue to participate and pay any additional fees.

Please visit www.virtus.com for up-to-date information on the Virtus money market funds’ participation in the Program or, for more information on the Program, please visit the Treasury’s website at http://www.ustreas.gov, or contact your financial representative.

Investors should retain this supplement with the Prospectus for future reference.

8100/MMFs TempGuarProg (10/08)